UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2025

COPT DEFENSE PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 285-5400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	CDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement

On October 2, 2025, COPT Defense Properties, L.P. (“CDPLP”), the operating partnership of COPT Defense Properties (“CDP”), consummated the offering of $400.0 million aggregate principal amount of its 4.500% Senior Notes due 2030 (the “Notes”). The Notes are fully and unconditionally guaranteed by CDP (the “Guarantee”). The offering of the Notes and the Guarantee were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the registration statement on Form S-3ASR (File Nos. 333-286440 and 333-286440-01) filed by CDP and CDPLP with the Securities and Exchange Commission on April 8, 2025 (the “Registration Statement”), including a base prospectus, dated April 8, 2025, and a prospectus supplement, dated September 23, 2025, filed with the Securities and Exchange Commission on September 25, 2025.

The terms of the Notes and the Guarantee are governed by the: (1) senior indenture, dated as of April 8, 2019, by and among CDPLP, as issuer, CDP, as guarantor, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Base Indenture”), as supplemented and amended by a fifth supplemental indenture thereto, dated as of October 2, 2025 (the “Fifth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”); and (2) Guarantee dated as of October 2, 2025.

A copy of the Base Indenture was previously filed as Exhibit 4.1 to the Registration Statement and is incorporated by reference herein. The Form of the Notes and the Fifth Supplemental Indenture are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Title
4.1	Form of 4.500% Senior Notes due 2030 (included in Exhibit 4.2 below).
4.2	Fifth Supplemental Indenture, by and among COPT Defense Properties, L.P., as issuer, COPT Defense Properties, as guarantor, and U.S. Bank Trust Company, National Association, as trustee.
5.1	Opinion of Saul Ewing LLP regarding the validity of the Guarantee.
5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes.
8.1	Opinion of Morgan, Lewis & Bockius LLP.
23.1	Consent of Saul Ewing LLP (contained in Exhibit 5.1).
23.2	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.2).
23.3	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 8.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPT DEFENSE PROPERTIES

/s/ Matthew T. Myers
Matthew T. Myers
Senior Vice President, Chief Accounting Officer and Controller

Date:	October 2, 2025